Rule 497(e)

File Nos. 33-73832/811-8268

[Logo of Firsthand Funds]

JANUARY 10, 2006

SUPPLEMENT TO

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 21, 2005 (THE “SAI”)

FOR SHAREHOLDERS OF FIRSTHAND HEALTH SCIENCES FUND

The Section titled “Securities Transactions” on page 27 of the SAI is hereby replaced in its entirety with the following:

The Investment Adviser furnishes advice and recommendations with respect to the Funds’ portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Funds’ portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as the overall net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

The Investment Adviser may direct the Funds’ portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with “soft dollars.” The Investment Adviser will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Funds may be used in managing the Investment Adviser’s other investment accounts.  Although the Investment Adviser normally will not take into consideration the research provided by a broker-dealer in determining whether (or how much) to use a broker-dealer, as permitted above, one or more Sub-Advisors are expected to execute a majority of the trades for which it is responsible through broker-dealers that provide soft dollar benefits to that Sub-Advisor.  Those soft dollar benefits are monitored by the Investment Adviser and the Board to confirm that they satisfy the applicable requirements of the Section 28(e) safe harbor discussed above.

In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Investment Adviser does not take into account a broker or dealer’s promotional or sales efforts on behalf of a Fund.

The Funds may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the “third market” (i.e., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Funds’ own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions.

Firsthand Technology Value Fund paid brokerage commissions of $871,194, $1,394,582, and $2,465,015 during the fiscal years ended December 31, 2004, 2003, and 2002, respectively. Firsthand Technology Leaders Fund paid brokerage commissions of $154,003, $179,878, and $273,965 during the fiscal years ended December 31, 2004, 2003, and 2002, respectively. Firsthand Technology Innovators Fund paid brokerage commissions of $209,849, $338,065, and $359,224 during the fiscal years ended December 31, 2004, 2003, and 2002, respectively. Firsthand e-Commerce Fund paid brokerage commissions of $78,003, $158,827, and $217,854 during the fiscal years ended December 31, 2004, 2003, and 2002, respectively. Firsthand Global Technology Fund paid brokerage commissions of $97,309, $121,095, and $60,453 for the fiscal years ended December 31, 2004, 2003, and 2002, respectively.